UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2002

Essex Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-13106

Maryland	77-0369576
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

925 East Meadow Drive
Palo Alto, California    94303
(Address of principal executive offices including zip code)

(650) 494-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

This Form 8-K/A hereby amends Item 7 of the Form 8-K, dated December 23, 2002, of Essex Property Trust, Inc. ("Essex") to provide the financial information required in connection with the merger of John M. Sachs, Inc., into a subsidiary of Essex. The following financial statements required by such Item 7 are filed as part of this report:

Exhibit Number	Description
23.1	Consent of KPMG LLP.
2.1*

Agreement and Plan of Reorganization by and among Essex, Merger Sub, Sachs, the Sachs Shareholders and John M. Sachs, dated December 17, 2002. Certain exhibits and schedules referenced in the Merger Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the Securities and Exchange Commission upon request.

10.1*	Registration Rights Agreement by and among Essex and the Sachs shareholders, dated December 17, 2002.
99.1	Press release dated December 17, 2002, announcing the Merger (incorporated by reference to exhibit 99.2 to Essex's Form 8-K, dated December 19, 2002).

*Incorporated by reference to exhibits in our Current Report on Form 8-K, filed on December 23, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Date: February 19, 2003

Essex Property Trust, Inc.

By:	/s/ Mark J. Mikl

Mark J. Mikl
Vice President and Controller

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 23.1	Consent of KPMG LLP.

Independent Auditors' Report

The Board of Directors
Essex Property Trust, Inc.:

We have audited the accompanying combined statement of revenue and certain expenses of The Sachs Portfolio for the year ended December 31, 2001. This combined statement is the responsibility of management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the combined statement of revenue and certain expenses. It is not intended to be a complete presentation of The Sachs Portfolio's combined revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in note 1, of The Sachs Portfolio for the year ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

San Francisco, California
December 17, 2002

THE SACHS PORTFOLIO
Combined Statement of Revenue and Certain Expenses
Year ended December 31, 2001
(Dollars in thousands)

Rent revenue (note 3)                                     $    36,183
                                                           -----------

Certain expenses:
   Administrative                                               5,770
   Utilities                                                    3,798
   Repairs and maintenance                                      2,792
   Real estate taxes                                            1,857
   Advertising and promotion                                      664
   Insurance                                                      437
                                                           -----------
                                                               15,318
                                                           -----------
          Revenue in excess of certain expenses           $    20,865
                                                           ===========

See accompanying notes to combined statement of revenue and certain expense.

THE SACHS PORTFOLIO
Notes to Combined Statement of Revenue and Certain Expenses
Year ended December 31, 2001

(1) Basis of Presentation

The accompanying combined statement of revenue and certain expenses relates to the operations of The Sachs Portfolio (the Properties), consisting of the following:

Property	Location

Apartment Communities:
Alpine Country Apartments	Alpine, California
Alpine Village Apartments	Alpine, California
Bonita Cedars	Bonita, California
Cambridge Apartments	Chula Vista, California
Carlton Heights Villas	Santee, California
Casa Tierra Apartments	El Cajon, California
Coral Gardens Apartments	El Cajon, California
Country Villas	Oceanside, California
Devonshire Apartments	Hemet, California
Emerald Palms Apartments	San Diego, California
Grand Regency Apartments	Escondido, California
Mesa Village Apartments	San Diego, California
Mira Woods Villas	San Diego, California
Saint Cloud Apartments	Houston, Texas
Shadow Point Apartments	Spring Valley, California
Summit Park Village	San Diego, California
Tierra Del Sol/Norte	El Cajon, California
Villa Capri East	San Diego, California
Villa Capri North	San Diego, California
Woodlawn Colonial	Chula Vista, California

Recreational Vehicle Parks:
Circle RV Park	El Cajon, California
Diamond Valley RV Resort	San Jacinto, California
Golden Village Palms Resort	Hemet, California
Riviera Vegas RV Park	Las Vegas, Nevada
Vacationer RV Resort	El Cajon, California

Manufactured Housing Communities:
Green Valley Mobile Home Park	Vista, California
Riviera Vegas Mobile Home Park	Las Vegas, Nevada

Office Properties:
Moore Street	San Diego, California
Valley Financial Center	San Diego, California

All of the Properties were directly or indirectly owned by John M. Sachs, Inc. (Sachs). Essex Property Trust, Inc. (the Company) or an affiliate acquired, through a merger, the Properties listed above, and the related mortgage notes payable (note 3) on December 17, 2002.

The accompanying combined statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Properties for the year ended December 31, 2001 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Properties:

  Depreciation and amortization

  Federal and state income taxes

  Other costs not directly related to the proposed future operations of the Properties

Property taxes have not been adjusted to reflect the estimated reassessed value of the Properties after acquisition by Essex.

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

Revenue from tenants renting or leasing apartment units are recorded when due from tenants and is recognized monthly as it is earned, which is not materially different than on a straight-line basis. The terms of tenant leases are generally for one year or less.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the combined statement of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(3) Mortgage Notes Payable

Loans in the amount of $64,640,000, secured by a first trust deed and an assignment of rents on four of the Properties owned by Sachs (Devonshire Apartments, Alpine Village Apartments, Coral Gardens Apartments, and Summit Park Village Apartments), were executed by Sachs on December 17, 2002. The loans bear interest at a fixed annual rate of 5.51% with principal and interest payments of $367,222 due monthly through maturity on January 1, 2013. These loans were assumed by Essex in connection with the acquisition on December 17, 2002.

THE SACHS PORTFOLIO
Combined Statement of Estimated Taxable Operating Results and Estimated Cash to be Made
Available by Operations
Year ended December 31, 2001
(Unaudited)
(Dollars in thousands)

Rent revenue                                                                         $      36,183
                                                                                      -------------

Operating expenses:
   Administrative                                                                            5,770
   Utilities                                                                                 3,798
   Repairs and maintenance                                                                   2,792
   Real estate taxes                                                                         1,857
   Advertising and promotion                                                                   664
   Insurance                                                                                   437
                                                                                      -------------
                                                                                            15,318
                                                                                      -------------
          Estimated cash to be made available by operations                                 20,865
Depreciation expense                                                                         5,747
                                                                                      -------------
          Estimated taxable operating income                                         $      15,118
                                                                                      =============

Note:  This combined statement of estimated taxable operating results and estimated cash to be made available by operations is an estimate of operating results of The Sachs Portfolio for a period of twelve months based on information provided by management and does not purport to reflect actual results for any period.  The Company does not expect to pay federal income tax because of its election to be taxed as a REIT.

ESSEX PROPERTY TRUST, INC.
Pro Forma Condensed Consolidated Financial Statements
September 30, 2002
(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2002 is presented as if the acquisition of The Sachs Portfolio had occurred on September 30, 2002. As more completely discussed in the Form 8-K filed by the Company on December 19, 2002, The Sachs Portfolio was merged with and into a wholly-owned subsidiary of Essex Property Trust, Inc. ("Essex") on December 17, 2002. In connection with the merger, Essex: (i) issued 2,719,875 shares of its common stock, (ii) assumed from the seller and obtained new mortgage notes payable of $126,680,000, and (iii) drew upon new and existing lines of credit of $34,598,000. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 are presented as if the acquisitions of The Sachs Portfolio and Marbrisa Apartments (collectively the Acquisitions) all had occurred on January 1 of the year presented.

The pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of Essex, including the notes thereto, for the year ended December 31, 2001 that were filed as part of Essex's Current Report on Form 8-K filed on January 16, 2003, quarterly report on Form 10-Q for the period ended March 31, 2002 filed on May 15, 2002, quarterly report on Form 10-Q for the period ended June 30, 2002 filed on August 13, 2002, and quarterly report on Form 10-Q for the period ended September 30, 2002 filed on November 14, 2002. The pro forma condensed consolidated financial statements do not purport to represent Essex's financial position as of September 30, 2002 or the results of operations for the nine months ended September 30, 2002 or for the year ended December 31, 2001 that would actually have occurred had the Company completed the transactions described above nor do they purport to represent the results of operations as of any future date or for any future period.

ESSEX PROPERTY TRUST, INC.
Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2002
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                                            Acquisition
                                                                 Company    of The Sachs   Company
                                                               (historical) Portfolio (1)(pro forma)
                                                               -----------  -----------  -----------
                           ASSETS
                           ------
Real estate:
   Rental properties:
       Land and land improvements                             $   294,942  $    73,462  $   368,404
       Buildings and improvements                                 909,567      233,246    1,142,813
                                                               -----------  -----------  -----------
                                                                1,204,509      306,708    1,511,217
   Less accumulated depreciation                                 (182,011)          --     (182,011)
                                                               -----------  -----------  -----------
                                                                1,022,498      306,708    1,329,206
   Investments                                                     77,621           --       77,621
   Real estate under development                                  135,178           --      135,178
                                                               -----------  -----------  -----------
                                                                1,235,297      306,708    1,542,005
Cash and cash equivalents--unrestricted                             2,147           --        2,147
Cash and cash equivalents--restricted cash                          8,489           --        8,489
Notes receivable from investees and other related parties          25,436           --       25,436
Notes and other receivables                                        69,423           --       69,423
Prepaid expenses and other assets                                   9,966        2,053       12,019
Deferred charges, net                                               5,907          490        6,397
                                                               -----------  -----------  -----------
          Total assets                                        $ 1,356,665  $   309,251  $ 1,665,916
                                                               ===========  ===========  ===========

            LIABILITIES AND STOCKHOLDERS' EQUITY
            ------------------------------------
Mortgage notes payable                                        $   559,900  $   126,680  $   686,580
Lines of credit                                                   121,959       34,598      156,557
Accounts payable and accrued liabilities                           28,182        8,411       36,593
Dividends payable                                                  17,876           --       17,876
Other liabilities                                                   6,754        2,753        9,507
                                                               -----------  -----------  -----------
          Total liabilities                                       734,671      172,442      907,113
Minority interests                                                251,241           --      251,241
Stockholders' equity:
   Common stock; $0.0001 par value, 656,682,178 and
     656,682,178 shares authorized; 18,261,268 and
     18,428,295 shares issued and outstanding                           2           --            2
   Additional paid-in capital                                     410,109      136,809      546,918
   Distributions in excess of accumulated earnings                (39,358)          --      (39,358)
                                                               -----------  -----------  -----------
          Total stockholders' equity                              370,753      136,809      507,562
                                                               -----------  -----------  -----------

          Total liabilities and stockholders' equity          $ 1,356,665  $   309,251    1,665,916
                                                               ===========  ===========  ===========

See accompanying notes to pro forma condensed consolidated financial statements.

ESSEX PROPERTY TRUST, INC.
Pro Forma Condensed Consolidated Statement of Operations
Nine months ended September 30, 2002
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                             Pro Forma Adjustments
                                                          ------------------------
                                                          Acquisition
                                               Company    properties                       Company
                                             (historical) (Schedule I)  Other (2)        (pro forma)
                                             -----------  -----------  -----------       -----------
Revenues:
   Rental                                   $   126,223  $    31,296  $       --        $   157,519
   Other property                                 4,004           16          --              4,020
                                             -----------  -----------  -----------       -----------
      Total property                            130,227       31,312          --            161,539
   Interest and other                            18,961          --           --             18,961
                                             -----------  -----------  -----------       -----------
      Total revenues                            149,188       31,312          --            180,500
                                             -----------  -----------  -----------       -----------
Expenses:
   Property operating expenses:
      Administrative                             10,075        4,902          --             14,977
      Utilities                                   6,333        2,868          --              9,201
      Repairs and maintenance                     8,131        2,412          --             10,543
      Real estate taxes                           9,426        1,230        1,601 (A)        12,257
      Advertising and promotion                   2,011          542          --              2,553
      Insurance                                   1,436          798          --              2,234
      Depreciation and amortization              27,229          --         6,304 (A)        33,533
                                             -----------  -----------  -----------       -----------
                                                 64,641       12,752        7,905            85,298
   Interest                                      26,062          --         5,944 (B)        32,006
   Amortization of deferred financing costs         442          --            37 (B)           479
   General and administrative                     4,747          --           --              4,747
                                             -----------  -----------  -----------       -----------
      Total expenses                             95,892       12,752       13,886           122,530
                                             -----------  -----------  -----------       -----------
      Income from continuing operations
          before minority interests              53,296       18,560      (13,886)           57,970
   Minority interests                           (18,313)         --            37 (C),(D)   (18,276)
                                             -----------  -----------  -----------       -----------
      Income from continuing operations     $    34,983  $    18,560  $   (13,849)      $    39,694
                                             ===========  ===========  ===========       ===========
Per share data:
   Basic:
      Income from continuing operations     $      1.89                                 $      1.87
                                             ===========                                 ===========
      Weighted average number of shares
        outstanding during the period        18,481,300                           (E)    21,201,175
                                             ===========                                 ===========

   Diluted:
      Income from continuing operations     $      1.88                                 $      1.86
                                             ===========                                 ===========
      Weighted average number of shares
        outstanding during the period        18,640,602                           (E)    21,360,477
                                             ===========                                 ===========

See accompanying notes to pro forma condensed consolidated financial statements.

ESSEX PROPERTY TRUST, INC.
Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2001
(Unaudited)
(Dollars in thousands, except per share amounts)

                                                             Pro Forma Adjustments
                                                          ------------------------
                                                          Acquisition
                                               Company    properties                       Company
                                             (historical) (Schedule II) Other (2)        (pro forma)
                                             -----------  -----------  -----------       -----------
Revenues:
   Rental                                   $   175,894  $    38,639  $       --        $   214,533
   Other property                                 5,493           21          --              5,514
                                             -----------  -----------  -----------       -----------
      Total property                            181,387       38,660          --            220,047
   Interest and other                            22,152          --           --             22,152
                                             -----------  -----------  -----------       -----------
      Total revenues                            203,539       38,660          --            242,199
                                             -----------  -----------  -----------       -----------
Expenses:
   Property operating expenses:
      Administrative                             15,087        5,925          --             21,012
      Utilities                                   8,620        3,934          --             12,554
      Repairs and maintenance                    12,442        2,965          --             15,407
      Real estate taxes                          12,151        1,986        1,788 (A)        15,925
      Advertising and promotion                   2,841          694          --              3,535
      Insurance                                   1,136          443          --              1,579
      Depreciation and amortization              35,915          --         8,406 (A)        44,321
                                             -----------  -----------  -----------       -----------
                                                 88,192       15,947       10,194           114,333
   Interest                                      38,746          --         7,914 (B)        46,660
   Amortization of deferred financing costs         657          --            49 (B)           706
   General and administrative                     7,498          --           --              7,498
                                             -----------  -----------  -----------       -----------
      Total expenses                            135,093       15,947       18,157           169,197
                                             -----------  -----------  -----------       -----------
      Income from continuing operations
          before gain on sale of real estate
          and minority interests                 68,446       22,713      (18,157)           73,002
   Gain on sale of real estate                    3,788          --           --              3,788
   Minority interests                           (24,322)         --           251 (C),(D)   (24,071)
                                             -----------  -----------  -----------       -----------
      Income from continuing operations     $    47,912  $    22,713  $   (17,906)      $    52,719
                                             ===========  ===========  ===========       ===========
Per share data:
   Basic:
      Income from continuing operations     $      2.60                           (E)   $      2.49
                                             ===========                                 ===========
      Weighted average number of shares
        outstanding during the period        18,451,935                                  21,171,810
                                             ===========                                 ===========

   Diluted:
      Income from continuing operations     $      2.56                           (E)   $      2.45
                                             ===========                                 ===========
      Weighted average number of shares
        outstanding during the period        18,768,216                                  21,488,091
                                             ===========                                 ===========

See accompanying notes to pro forma condensed consolidated financial statements.

ESSEX PROPERTY TRUST, INC.
Notes to Pro Forma Condensed Consolidated Financial Statements
September 30, 2002
(Unaudited)
(Dollars in thousands)

(1) Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

Acquisition of The Sachs Portfolio (acquired from unrelated third party, recorded at cost):

Land and land improvements	$73,462
Buildings and improvements	233,246
Prepaid expenses and other assets	2,053
Deferred charges	490
Mortgage notes payable	(126,680)
Increase in line of credit payable	(34,598)
Accounts payable and accrued liabilities	(8,411)
Other liabilities	(2,753)
Common stock (2,719,875 shares)	-
Additional paid-in capital	(136,809)

(2) Adjustments to the Pro Forma Condensed Consolidated Statements of Operations

The pro forma adjustments to the Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2002 and for the year ended December 31, 2001 are as follows:

	Nine months ended September 30, 2002	Year ended December 31, 2001

(A) Increase in real estate taxes and depreciation expense as a result of acquisition of The Sachs Portfolio and Marbrisa Apartments
Real estate taxes	$1,601	1,788
Depreciation expense	6,304	8,406

	Nine months ended September 30, 2002	Year ended December 31, 2001

(B) Increase in interest expense and amortization of deferred financing costs associated with mortgage notes payable assumed and issued, totaling $126,680, and an increase to the borrowings under the line of credit of $34,598 all related to The Sachs Portfolio

Interest expense	$5,944	7,914
Amortization of deferred financing	37	49

	Nine months ended September 30, 2002	Year ended December 31, 2001

(C) Increase in minority interest as a result of the minority interests' share of income from continuing operations for pro forma adjustments based on pro forma minority interest of 9.72% and 9.55% for the nine months ended September 30, 2002 and the year ended December 31, 2001, respectively.	$(454)	(435)

	Nine months ended September 30, 2002	Year ended December 31, 2001

(D) Decrease in historical income from continuing operations allocated to minority interest as a result of the common stock issued in conjunction with the acquisition of The Sachs Portfolio.	$491	$686

(E) Increase in weighted average number of shares outstanding during the period as a result of 2,719,875 shares of common stock assumed to be outstanding for the entire period presented.

Schedule I

ESSEX PROPERTY TRUST, INC.
Combining Schedule of Revenue and Certain Expenses of the Acquisition Properties
Nine months ended September 30, 2002
(Unaudited)
(Dollars in thousands)

                                              The Sachs    Marbrisa    Acquisition
                                              Portfolio   Apartments   Properties
                                             -----------  -----------  -----------
Revenues:
   Rental                                   $    29,454  $     1,842  $    31,296
   Other property                                   --            16           16
                                             -----------  -----------  -----------
      Total revenues                             29,454        1,858       31,312
                                             -----------  -----------  -----------
Expenses:
   Property operating expenses:
      Administrative                              4,786          116        4,902
      Utilities                                   2,766          102        2,868
      Repairs and maintenance                     2,283          129        2,412
      Real estate taxes                           1,131           99        1,230
      Advertising and promotion                     520           22          542
      Insurance                                     793            5          798
                                             -----------  -----------  -----------
      Total expenses                             12,279          473       12,752
                                             -----------  -----------  -----------
      Revenue in excess of certain expenses $    17,175  $     1,385  $    18,560
                                             ===========  ===========  ===========

Schedule II

ESSEX PROPERTY TRUST, INC.
Combining Schedule of Revenue and Certain Expenses of the Acquisition Properties
Year ended December 31, 2001
(Unaudited)
(Dollars in thousands)

                                              The Sachs    Marbrisa    Acquisition
                                              Portfolio   Apartments   Properties
                                             -----------  -----------  -----------
Revenues:
   Rental                                   $    36,183  $     2,456  $    38,639
   Other property                                   --            21           21
                                             -----------  -----------  -----------
      Total revenues                             36,183        2,477       38,660
                                             -----------  -----------  -----------
Expenses:
   Property operating expenses:
      Administrative                              5,770          155        5,925
      Utilities                                   3,798          136        3,934
      Repairs and maintenance                     2,792          173        2,965
      Real estate taxes                           1,857          129        1,986
      Advertising and promotion                     664           30          694
      Insurance                                     437            6          443
                                             -----------  -----------  -----------
      Total expenses                             15,318          629       15,947
                                             -----------  -----------  -----------
      Revenue in excess of certain expenses $    20,865  $     1,848  $    22,713
                                             ===========  ===========  ===========